EXHIBIT A

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FUNDS                                                        EFFECTIVE DATE
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FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND         SEPTEMBER 24, 2005
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FIRST TRUST VALUE LINE(R) ARITHMETIC INDEX FUND
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FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND   MARCH 15, 2006
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FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND         APRIL 25, 2006
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FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND      APRIL 25, 2006
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FIRST TRUST IBBOTSON CORE U.S. EQUITY ALLOCATION INDEX FUND
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FIRST TRUST IPOX-100 INDEX FUND                              APRIL 13, 2006
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FIRST TRUST AMEX(R) BIOTECHNOLOGY INDEX FUND                 JUNE 23, 2006
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FIRST TRUST DB STRATEGIC VALUE INDEX FUND                    JULY 11, 2006
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FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND                JUNE 23, 2006
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FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND   FEBRUARY 14, 2007
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FIRST TRUST NASDAQ(R) CLEAN EDGE(R) U.S. LIQUID SERIES
   INDEX FUND                                                FEBRUARY 14, 2007
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FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND       OCTOBER 13, 2006
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FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND                OCTOBER 13, 2006
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FIRST TRUST S&P REIT INDEX FUND
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FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND
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FIRST TRUST ISE WATER INDEX FUND
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FIRST TRUST ISE CHINDIA INDEX FUND
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FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND
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